SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)
                                November 5, 1999

                             INDIANA UNITED BANCORP
             (Exact Name of Registrant as Specified in its Charter)


                                     INDIANA
                 (State or Other Jurisdiction of Incorporation)


           0-12422                                 35-1562245
    (Commission File Number)           (I.R.S. Employee Identification No.)


201 N. BROADWAY, GREENSBURG, INDIANA                  47240
(Address of principal executive offices)            (Zip Code)



                                 (812) 663-0157
               Registrant's telephone number, including area code:


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ITEM 5.  OTHER EVENTS.

     On November 5, 1999, Indiana United Bancorp ("Registrant") entered into a definitive agreement to acquire First Affiliated Bancorp, Inc. ("FAB"), Watseka, Illinois, in a merger transaction in which FAB will be merged into a newly formed subsidiary of Registrant formed to facilitate the acquisition (the "Merger"). In the Merger, each outstanding share of FAB will be converted into the right to receive 4.4167 common shares of Registrant if the average price of a share of Registrant for a 20 trading day period prior to the closing is at least $20 and not more than $22.50 at the time of the merger. If the average price of a share of Registrant for such period is less than $20 at the time of the merger, FAB shareholders (and holders of options to acquire FAB shares) will receive common shares of Registrant having a aggregate average value during such period of approximately $21 million. If the average price of a share of Registrant for such period is more than $22.50 at the time of the merger, FAB shareholders will receive common shares of Registrant having a aggregate average value during such period of approximately $23.6 million.

     The Merger will be a tax-free exchange and is expected to be accounted for on a "pooling of interests" basis. The transaction is subject to satisfaction of certain conditions including approval by the Federal Reserve Board, effectiveness of a Registration Statement on Form S-4 covering the shares of Registrant to be issued in the Merger and the affirmative vote of the shareholders of FAB. A copy of the Merger Agreement is filed herewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

         (c)      Exhibits.
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                  2       Agreement and Plan of Merger dated as of November 5,
                          1999 among Indiana United Bancorp, FAB Merger Corporation and First Affiliated Bancorp, Inc.

                  99      News Release dated November 9, 1999.






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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                   INDIANA UNITED BANCORP


                                   By: /s/ JAMES L. SANER, SR.
                                      ----------------------------
                                      James L. Saner, Sr.,
                                      President and Chief
                                      Executive Officer
Dated: November 12, 1999


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                               INDEX TO EXHIBITS


EXHIBIT
  NO.                        DESCRIPTION OF DOCUMENT
-------                      -----------------------

  2 Agreement and Plan of Merger dated as of November 5, 1999 among Indiana United Bancorp, FAB Merger Corporation and First Affiliated Bancorp, Inc.

  99      News Release dated November 8, 1999.

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